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                                                                    Exhibit 10.5

                       FIRST VIRTUAL COMMUNICATIONS, INC.

                            (FORMERLY FVC.COM, INC.)

                           1999 EQUITY INCENTIVE PLAN

           ADOPTED BY THE BOARD OF DIRECTORS EFFECTIVE APRIL 21, 1999

      AMENDED BY THE BOARD OF DIRECTORS ON JANUARY 17, 2000, MAY 31, 2000,
            JANUARY 10, 2001, JULY 31, 2002, AND NOVEMBER 13, 2002

1. PURPOSES.

   (a) The purpose of the Plan is to provide a means by which selected Employees and Consultants may be given an opportunity to benefit from increases in value of the common stock of the Company through the granting of (i) Nonstatutory Stock Options, (ii) stock bonuses, and (iii) rights to purchase restricted stock.

   (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Consultants, to secure and retain the services of new Employees and Consultants and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

   (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board, be either (i) Nonstatutory Stock Options granted pursuant to Section 6 hereof or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof. All Options shall be in such form as issued pursuant to Section 6.

2. DEFINITIONS.

   (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code, or such other parent corporation or subsidiary corporation designated by the Board.

   (b) "BOARD" means the Board of Directors of the Company.

   (c) "CODE" means the Internal Revenue Code of 1986, as amended.

   (d) "COMMITTEE" means a committee appointed by the Board in accordance with subsection 3(c) of the Plan.

   (e) "COMMON STOCK" means the common stock of the Company.

   (f) "COMPANY" means First Virtual Communications, Inc., formerly FVC.COM, Inc., a Delaware corporation.


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   (g) "CONSULTANT" means any person, including an advisor, engaged by the
Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include a Director.

   (h) "CONTINUOUS STATUS" means the service relationship, whether as an Employee, Director or a Consultant, is not interrupted or terminated. The Board or the Committee, in that party's sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

   (i) "DIRECTOR" means a member of the Board.

   (j) "DISABILITY" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

   (k) "EMPLOYEE" means any person employed by the Company or by any Affiliate, excluding Officers and Directors of the Company (and of any Affiliate which controls the Company).

   (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

   (m) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows and in each case in a manner consistent with Section
260.140.50 of Title 10 of the California Code of Regulations:

        (i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the last market trading day prior to determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

        (ii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and to the extent that the Company is subject to Section 260.140.50 of Title 10 of the California Code of Regulations, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

   (n) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an incentive stock option pursuant to Section 422 of the Code and the regulations promulgated thereunder.

   (o) "OFFICER" means a person who is an officer of the Company, including any corporate officer with the title of vice president and above and any other Employee of the Company whom the Board or the Committee classifies as "Officer."


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   (p) "OPTION" means a Nonstatutory Stock Option granted pursuant to the Plan.

   (q) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

   (r) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

   (s) "PARTICIPANT" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

   (t) "PLAN" means this First Virtual Communications, Inc. 1999 Equity Incentive Plan.

   (u) "SHARE" means a share of Common Stock of the Company.

   (v) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus and any right to purchase restricted stock.

   (w) "SECURITIES ACT" means the Securities Act of 1933, as amended.

   (x) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

   (y) "TEN PERCENT STOCKHOLDER" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

3. ADMINISTRATION.

   (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

   (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

        (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Option, a stock bonus, a right to purchase restricted stock or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to a Stock Award and the number of Shares with respect to which a Stock Award shall be granted to each such person.

        (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any


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Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

        (iii) To amend the Plan or a Stock Award as provided in Section 13.

        (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

   (c) The Board may delegate administration of the Plan to a committee or committees ("Committee") of one or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated.

4. SHARES SUBJECT TO THE PLAN.

   (a) Subject to the provisions of Section 12 relating to adjustments upon changes in the stock and Section 4(c) below, the Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate Six Million (6,000,000) Shares. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full (or vested in the case of restricted stock), the Shares not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

   (b) The Shares subject to the Plan may be unissued Shares or reacquired Shares bought on the market or otherwise.

   (c) Notwithstanding Section 4(a), if at the time of each grant of a Stock Award under the Plan, the Company is subject to Section 260.140.45 of Title 10 of the California Code of Regulations ("Section 260.140.45"), the total number of securities issuable upon exercise of all outstanding options of the Company and the total number of shares provided for under this Plan or any other equity incentive, stock bonus or similar plan or agreement of the Company or outside any such plan shall not exceed 30% of the then outstanding capital stock of the Company (as measured as set forth in Section 260.140.45), unless stockholder approval to exceed 30% has been obtained in compliance with Section 260.140.45, in which case the limit shall be such higher percentage as approved by the stockholders.

5. ELIGIBILITY.

   (a) Stock Awards may be granted only to Employees or Consultants as defined in Section 2 hereof. An Employee or Consultant who has been granted a Stock Award, if he or she remains eligible, may be granted an additional Stock Award or Stock Awards. Notwithstanding the foregoing, no Employee who is an Officer of the Company (and of any Affiliate which



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controls the Company) or who is a Director shall be entitled to receive the grant of a Stock Award under the Plan.

   (b) Stock Awards may not be granted to Consultants who are not natural persons unless the Company determines both (i) that such grant (A) shall be registered in a manner other than on a Form S-8 Registration Statement under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

   (c) The Plan shall not confer upon any Stock Award holder any right with respect to continuation of employment or consultancy by the Company, nor shall it interfere in any way with the holder's right or the Company's right to terminate the Stock Award holder's employment at any time, for any reason or no reason, with or without cause, or to terminate the Stock Award holder's consultancy pursuant to the terms of the Consultant's agreement with the Company.

   (d) Ten Percent Stockholders.

       (i) So long as the Company is subject to Section 260.140.41 of Title 10 of the California Code of Regulations, a Ten Percent Stockholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (A) one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant or (B) such lower percentage of the Fair Market Value of the Common Stock on the date of grant as is permitted by Section
260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

       (ii) So long as the Company is subject to Section 260.140.41 of Title 10 of the California Code of Regulations, a Ten Percent Stockholder shall not be granted a restricted stock award unless the purchase price of the restricted stock is at least (A) one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant or (B) such lower percentage of the Fair Market Value of the Common Stock on the date of grant as is permitted by Section
260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the restricted stock award.

6. OPTION PROVISIONS.

   Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

   (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted or such longer or shorter term as may be provided in the Option Agreement.


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   (b) PRICE. Subject to the provisions of subsection 5(d) regarding Ten Percent
Stockholders, the exercise price of each Option shall be not less than 85% of the Fair Market Value of the Common Stock subject to the Option on the date of grant.

   (c) CONSIDERATION. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash or check, (ii) promissory note (except that payment of the Share's "par value", as defined in the Delaware General Corporation Law, shall not be made by deferred payment), (iii) other Shares having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option shall be exercised, including by delivering to the Company an attestation of ownership of owned and unencumbered Shares in a form approved by the Company, (iv) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of the Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, (v) any combination of such methods of payment, or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. In the case of any deferred payment arrangement, interest shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

   (d) TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the Option Agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the Option, and, except in the case of a permitted transfer, shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

   (e) VESTING. The total number of Shares subject to an Option may, but need not, vest and therefore become exercisable in periodic installments (that may, but need not, be equal). The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of Shares as to which an Option may be exercised.

   (f) MINIMUM VESTING. Notwithstanding the foregoing Section 6(e), to the extent that the Company is subject to the following restrictions on vesting under Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then options granted to an Employee who is not an Officer, Director or Consultant on the date of grant


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shall provide for vesting of the total number of Shares at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment.

   (g) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option within three (3) months (or such longer or shorter period specified in the Option Agreement, which period, for so long as the Company is subject to Section 260.140.41 of Title 10 of the California Code of Regulations, shall not be less than thirty (30) days unless such termination is for cause), (the "Post-Termination Exercise Period") and only to the extent that the Optionee was entitled to exercise the Option on the date the Optionee's Continuous Status as an Employee, Director or Consultant terminates. The Board may at any time extend the Post-Termination Exercise Period and provide for continued vesting during such extended period. If, as of the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement or as otherwise determined above, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. Notwithstanding the foregoing, the Board shall have the power to permit an Option to vest, in whole or in part, during the Post-Termination Exercise Period.

   (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement which period for so long as the Company is subject to
Section 260.140.41 of Title 10 of the California Code of Regulations, shall not be less than six (6) months unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to and again become available for issuance under the Plan.

   (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement which period, for so long as the Company is subject to Section
260.140.41 of Title 10 of the California Code of Regulations, shall not be less than six (6) months unless such termination is for cause), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the


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Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to and again become available for issuance under the Plan.

   (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time before the Optionee's Continuous Status terminates to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in Section 11(f), any unvested Shares so purchased may be subject to a repurchase option in favor of the Company, with the repurchase price to be equal to the lower of Fair Market Value on the date of repurchase or the original purchase price of the stock, or to any other restriction the Board determines to be appropriate. Provided that the "Repurchase Limitation" in
Section 11(f) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

   (k) RIGHT OF REPURCHASE. Subject to the "Repurchase Limitation" in Section 11(f), the Option may, but need not, include a provision whereby the Company may elect to repurchase all or any part of the vested Shares acquired by the Optionee pursuant to the exercise of the Option. Provided that the "Repurchase Limitation" in Section 11(f) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless otherwise specifically provided in the Option.

7. TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

   Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

   (a) PURCHASE PRICE. Subject to the provisions of Section 5(d) regarding Ten Percent Stockholders, the purchase price under each stock bonus or restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such agreement. Notwithstanding the foregoing, the Board may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus or restricted stock purchase agreement in consideration for past services actually rendered to the Company or for its benefit.

   (b) TRANSFERABILITY. Rights to acquire Shares under a stock bonus or restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.



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   (c) CONSIDERATION. The purchase price of Shares acquired pursuant to a stock bonus or restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase, (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Shares are sold, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or
(iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Notwithstanding the foregoing, the Board to which administration of the Plan has been delegated may award stock pursuant to a stock bonus or restricted stock purchase agreement in consideration for past services actually rendered to the Company or for its benefit.

   (d) VESTING. Subject to the "Repurchase Limitation" in Section 11(f) shares sold or awarded under the Plan may, but need not, be subject to a repurchase option or reacquisition option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

   (e) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. Subject to the "Repurchase Limitation" in Section 11(f), in the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the Shares held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person. Provided that the "Repurchase Limitation" in Section 11(f) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following receipt of the stock bonus or restricted stock unless otherwise specifically provided in the stock bonus or restricted stock purchase agreement.

8. CANCELLATION AND RE-GRANT OF OPTIONS.

   The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of Shares, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (in the case of a Ten Percent Stockholder, not less than one hundred and ten percent (110%) of the Fair Market Value) per Share on the new grant date.

9. COVENANTS OF THE COMPANY.

   (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of Shares required to satisfy such Stock Awards.

   (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares under Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any Shares issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain


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from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Stock Awards unless and until such authority is obtained.

10. USE OF PROCEEDS FROM SHARES.

    Proceeds from the sale of Shares pursuant to Stock Awards shall constitute general funds of the Company.

11. MISCELLANEOUS.

    (a) The Board shall have the power to accelerate the time at which all or any part of a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

    (b) No Employee, Consultant or any person to whom an Option is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

    (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue serving as a Consultant or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

    (d) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring Shares under any Stock Award, (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks associated with the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Shares subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the Shares. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise or acquisition of Shares under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to


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comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Shares.

    (e) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under a Stock Award by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares from the Shares otherwise issuable to the participant as a result of the exercise or acquisition of Shares under the Stock Award or (iii) delivering to the Company owned and unencumbered Shares, including by delivering to the Company an attestation of ownership of owned and unencumbered Shares in a form approved by the Company.

    (f) The terms of any repurchase option shall be specified in the Stock Award, and the repurchase price may be either the Fair Market Value of the Shares on the date of termination of Continuous Status or the lower of (i) the Fair Market Value of the Shares on the date of repurchase or (ii) their original purchase price. To the extent required by Section 260.140.41 and Section
260.140.42 of Title 10 of the California Code of Regulations at the time a Stock Award is made, any repurchase option contained in a Stock Award granted to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

        (i) FAIR MARKET VALUE. If the repurchase option gives the Company the right to repurchase the Shares upon termination of Continuous Status at not less than the Fair Market Value of the Shares to be purchased on the date of termination of Continuous Status, then (A) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of Continuous Status (or in the case of Shares issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (B) the right terminates when the Shares become publicly traded.

        (ii) ORIGINAL PURCHASE PRICE. If the repurchase option gives the Company the right to repurchase the Shares upon termination of Continuous Status at the lower of (A) the Fair Market Value of the Shares on the date of repurchase or
(B) their original purchase price, then (x) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the Shares per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (y) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of Continuous Status (or in the case of Shares issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

    (g) To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually.



                                      11.

This Section 11(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

    (h) The Board shall have the authority to effect, at any time and from time to time, (1) the repricing of any outstanding Options under the Plan and/or (2) with the consent of any adversely affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefore of new Options or other Stock Awards under the Plan covering the same or different numbers of shares of Common Stock. The exercise price per share of Common Stock shall be not less than that specified under the Plan for newly granted Options. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies, to the extent permitted by Section 260.140.41 of Title 10 of the California Code of Regulations.

12. ADJUSTMENTS UPON CHANGES IN STOCK.

    (a) If any change is made in the Shares subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of Shares, exchange of Shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to subsection 4(a), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of Shares and price per Share subject to such outstanding Stock Awards. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

    (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent permitted by applicable law: (i) any surviving corporation (or an Affiliate thereof shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving corporation (or an Affiliate) refuses to assume or continue such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then the Stock Awards shall be terminated if not exercised prior to such event.



                                      12.

13. AMENDMENT OF THE PLAN AND STOCK AWARDS.

    (a) The Board at any time, and from time to time, may amend the Plan.

    (b) The Board, in its sole discretion, may submit the Plan and/or any amendment to the Plan for stockholder approval.

    (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide those eligible with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder.

    (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

    (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

14. TERMINATION OR SUSPENSION OF THE PLAN.

    (a) The Board may suspend or terminate the Plan at any time. So long as the Plan is subject to Section 260.140.41 of Title 10 of the California Code of Regulations, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board, unless sooner terminated by the Board; otherwise, the Plan shall terminate when all Shares reserved for issuance under the Plan have been issued and all such issued Shares are no longer subject to a repurchase option or a reacquisition option in favor of the Company, unless sooner terminated by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

15. EFFECTIVE DATE OF PLAN.

    The Plan shall become effective on April 21, 1999.


                                      13.